UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07318

Pioneer Series Trust VIII

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: November 30, 2023

Date of reporting period: December 1, 2022 through November 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer International Equity Fund
Annual Report  |  November 30, 2023

A: PIIFX	C: PCITX	K: PIEKX	Y: INVYX

visit us: www.amundi.com/us

Pioneer International Equity Fund | Annual Report | 11/30/231

Portfolio Management Discussion  |  11/30/23
In the following interview, Marco Pirondini discusses the market environment for international equities and the factors that influenced the Fund’s performance during the 12-month period ended November 30, 2023. Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Brian Chen, a senior vice president and a portfolio manager at Amundi US, and Jeff Sacknowitz, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the 12-month period ended November 30, 2023?
A	Pioneer International Equity Fund’s Class A shares returned 11.40% at net asset value during the 12-month period ended November 30, 2023, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) NR Index (the MSCI Index)[1] returned 12.36%. During the same 12-month period, the average return for the 741 mutual funds in Morningstar’s Foreign Large Blend Funds category was 8.85%.
Q	Which investment strategies or individual portfolio holdings detracted from the Fund’s benchmark-relative performance results during the 12-month period ended November 30, 2023?
A	Security selection decisions in the health care and consumer discretionary sectors were the primary factors in the Fund's
[1]	The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
2Pioneer International Equity Fund | Annual Report | 11/30/23

benchmark relative underperformance during the 12-month period. An underweight position in the industrials sector also hindered relative returns.
Individual portfolio positions that detracted the most from the Fund’s benchmark-relative returns during the 12-month period included the Fund’s positions in Pfizer and Alibaba, as well as a lack of exposure to Novo Nordisk.
The Fund’s position in Pfizer was the largest detractor from the Fund's benchmark-relative performance during the period. Pfizer develops and markets biopharmaceuticals worldwide. Pfizer's stock was challenged during the period by investors’ profit taking and an announcement that it had halted development of an oral drug for weight loss due to safety concerns. In addition, the company's COVID-19 related revenue continued to disappoint.
The Fund’s position in the Chinese internet and e-commerce giant Alibaba weighed on relative performance for the 12-month period. Alibaba is China’s dominant e-commerce business with strong market positions in cloud services and fintech. The shares came under pressure during the period as the company produced disappointing results in some of their key businesses, while also facing difficulties from a sentiment perspective given the perceived political risk in China.
A lack of exposure to Novo Nordisk was another detractor to relative performance in the period. Novo shares rose rapidly in the period due to investor exuberance over the approval of its weight loss drug Ozempic.
Q	Which of your investment strategies or individual portfolio holdings contributed positively to the Fund's benchmark-relative performance over the 12-month period ended November 30, 2023?
A	Stock selection results were the primary positive contributors to the Fund's performance during the 12-month period. Security selection in the financials, industrials, and materials sectors added the most to relative returns.
With regard to sector allocation, the Fund’s overweight to the financials sector versus the benchmark MSCI EAFE Index also
Pioneer International Equity Fund | Annual Report | 11/30/233

augmented relative performance for the 12-month period, as did underweight positions in the consumer staples and real estate sectors.
At the individual security level, portfolio positions that were key contributors to the Fund’s positive benchmark-relative returns for the period included UniCredit, Advanced Micro Devices (AMD) and Associated British Foods.
UniCredit is an Italian commercial bank and the stock rallied during the period. Banks performed well during the period from higher interest rates, which boosted net interest margin.
AMD is a semiconductor company that was one of the top contributors to results in the period. Shares rose throughout the period as the investor enthusiasm for Artificial Intelligence (AI) benefitted creators of key AI technologies. Specifically, the company benefitted from the anticipation of AMD’s new processors for AI applications and their increasing market share in Graphic Processing Units (GPUs). In addition, AMD saw a rebound in PC demand in the latter part of the year.
Associated British Foods, a British multinational food processing and retailing company, was one of the top contributors to Fund performance in the period. Shares of Associated British Foods outperformed in the period as revenue and profit margins continue to rebound in the company’s core apparel retail business (Primark), and the company forecasted continued improvement into 2024.
Q	Did the Fund have any exposure to derivatives during the 12- month period ended November 30, 2023?
A	The Fund had exposure to forward foreign currency exchange contracts during the period, which had a negligible effect on performance.
Q	What is your investment outlook, and how is the Fund positioned heading into its new fiscal year?
A	We have maintained a cautious stance with respect to the Fund's investments and continued to adhere to our “all weather” process that seeks to invest the Fund in quality stocks with attractive valuations. Considering all of the market risks,
4Pioneer International Equity Fund | Annual Report | 11/30/23

company pricing power, earnings and valuation are key as we assess opportunities across respective geographic regions. During the period, the Fund cut its exposure to energy stocks given macro concerns including a slowdown in China, combined with the impact that higher supplies of natural gas and oil are likely to have on market price despite OPEC+ cuts. In addition, the Fund continues to be positioned with an underweight to those areas that are negatively impacted by higher rates and inflation, including bond proxy sectors such as utilities and real estate.
From a geographic perspective, some of our largest allocations continue to be in Northeast Asia, including Korea and Japan; however, we have reduced our position in Japan and have a slight underweight currently. In Japan, we do continue to favor multinational companies with new management teams that appear committed to restructuring their business portfolios, through an emphasis on core market-leading businesses while de-emphasizing business segments that are not performing. The weaker yen has also increased the competitiveness of Japanese exporters, which makes the holdings we still have in the country attractive investment opportunities.
The top-down investment themes we are focused on continue to guide the Fund's posture towards regions and sectors that we believe can perform well in an environment of higher interest rates, while also positioning the Fund with less cyclicality. This includes a larger allocation to over-capitalized banks that focus on traditional banking services, especially European banks. These banks have been generating strong profits and have excess capital that has allowed them to reward shareholders with dividends and share buybacks. In addition, the Fund maintains a lower relative weight in the industrials sector, as we are more cautious on cyclical parts of the market which are coming under pressure from slowing demand. However, we have continued to hold businesses related to long-term secular trends, including benefits from fiscal boosts in the form of the Inflation Reduction Act, electrification, and near-shoring/re-shoring.
Pioneer International Equity Fund | Annual Report | 11/30/235

Please refer to the Schedule of Investments on pages 16  - 21  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, social and political conditions, which could increase volatility. These risks are magnified in emerging markets.
To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.
The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
6Pioneer International Equity Fund | Annual Report | 11/30/23

Portfolio Summary  |  11/30/23
Sector Distribution

(As a percentage of total investments)*
Geographical Distribution

(As a percentage of total investments based on country of domicile)*
Pioneer International Equity Fund | Annual Report | 11/30/237

Portfolio Summary  |  11/30/23 (continued)
10 Largest Holdings

(As a percentage of total investments)*
1.	CRH Plc	3.99%
2.	Shell Plc (A.D.R.)	3.94
3.	KB Financial Group, Inc.	3.35
4.	RELX Plc	3.22
5.	UBS Group AG	3.15
6.	Sanofi S.A.	3.07
7.	Associated British Foods Plc	3.02
8.	ABN AMRO Bank NV, (C.V.A.) (144A)	2.79
9.	Seven & i Holdings Co., Ltd.	2.74
10.	Euronext NV (144A)	2.73
*   Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
8Pioneer International Equity Fund | Annual Report | 11/30/23

Prices and Distributions  |  11/30/23
Net Asset Value per Share
Class	11/30/23	11/30/22
A	$23.66	$21.83
C	$19.65	$18.24
K	$23.74	$21.90
Y	$23.75	$21.91

Distributions per Share: 12/1/22 - 11/30/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.4327	$—	$0.1635
C	$0.3067	$—	$0.1635
K	$0.5242	$—	$0.1635
Y	$0.5242	$—	$0.1635
Index Definition
The MSCI EAFE NR Index is an unmanaged, commonly used measure of international stocks. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses associated with a mutual fund. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 10– 13.
Pioneer International Equity Fund | Annual Report | 11/30/239

Performance Update | 11/30/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer International Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) NR Index.
Average Annual Total Returns (As of November 30, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	MSCI EAFE NR Index
10 Years	4.41%	3.80%	3.89%
5 Years	7.11	5.85	5.99
1 Year	11.40	5.00	12.36
Expense Ratio (Per prospectus dated April 1, 2023)
Gross	Net
1.34%	1.15%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of the maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
 The performance table and graph do not reﬂect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.

10Pioneer International Equity Fund | Annual Report | 11/30/23

Performance Update | 11/30/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) NR Index.
Average Annual Total Returns (As of November 30, 2023)
Period	If Held	If Redeemed	MSCI EAFE NR Index
10 Years	3.54%	3.54%	3.89%
5 Years	6.27	6.27	5.99
1 Year	10.53	9.53	12.36
Expense Ratio (Per prospectus dated April 1, 2023)
Gross
2.07%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer International Equity Fund | Annual Report | 11/30/2311

Performance Update | 11/30/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) NR Index.
Average Annual Total Returns (As of November 30, 2023)
Period	Net Asset Value (NAV)	MSCI EAFE NR Index
10 Years	4.48%	3.89%
5 Years	7.24	5.99
1 Year	11.89	12.36
Expense Ratio (Per prospectus dated April 1, 2023)
Gross	Net
0.99%	0.70%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on June 6, 2022 is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on June 6, 2022, would have been higher than the performance shown. For the period beginning June 6, 2022, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2024 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12Pioneer International Equity Fund | Annual Report | 11/30/23

Performance Update | 11/30/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) NR Index.
Average Annual Total Returns (As of November 30, 2023)
Period	Net Asset Value (NAV)	MSCI EAFE NR Index
10 Years	4.85%	3.89%
5 Years	7.59	5.99
1 Year	11.89	12.36
Expense Ratio (Per prospectus dated April 1, 2023)
Gross	Net
0.95%	0.70%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer International Equity Fund | Annual Report | 11/30/2313

Comparing Ongoing Fund Expenses
As a shareholder in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund
Based on actual returns from June 1, 2023 through November 30, 2023.
Share Class	A	C	K	Y
Beginning Account Value on 6/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 11/30/23	$1,037.20	$1,033.00	$1,039.30	$1,039.30
Expenses Paid During Period*	$5.62	$9.68	$3.53	$3.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 1.90%, 0.69%, and 0.70% for Class A, Class C, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reﬂect the one-half year period).
14Pioneer International Equity Fund | Annual Report | 11/30/23

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2023 through November 30, 2023.
Share Class	A	C	K	Y
Beginning Account Value on 6/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 11/30/23	$1,019.55	$1,015.54	$1,021.61	$1,021.56
Expenses Paid During Period*	$5.57	$9.60	$3.50	$3.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 1.90%, 0.69%, and 0.70% for Class A, Class C, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reﬂect the one-half year period).
Pioneer International Equity Fund | Annual Report | 11/30/2315

Schedule of Investments  |  11/30/23
Shares		Value
	UNAFFILIATED ISSUERS — 99.6%
	Common Stocks — 96.3% of Net Assets
	Aerospace & Defense — 1.8%
250,919	Hensoldt AG	$ 6,591,070
	Total Aerospace & Defense	$6,591,070

	Automobile Components — 1.5%
137,500	Bridgestone Corp.	$ 5,665,814
	Total Automobile Components	$5,665,814

	Automobiles — 2.1%
432,600	Subaru Corp.	$ 7,671,362
	Total Automobiles	$7,671,362

	Banks — 14.8%
746,908	ABN AMRO Bank NV (C.V.A.) (144A)	$ 10,032,495
643,089	FinecoBank Banca Fineco S.p.A.	8,666,167
758,353	Grupo Financiero Banorte S.A.B de CV, Class O	7,051,939
297,808	KB Financial Group, Inc.	12,055,419
60,900	Kyoto Financial Group, Inc.	3,634,858
152,700	Sumitomo Mitsui Financial Group, Inc.	7,483,342
233,780	UniCredit S.p.A.	6,364,921
	Total Banks	$55,289,141

	Biotechnology — 0.4%
14,688(a)	BioNTech SE (A.D.R.)	$ 1,474,822
	Total Biotechnology	$1,474,822

	Broadline Retail — 2.6%
1,040,700(a)	Alibaba Group Holding, Ltd.	$ 9,704,157
	Total Broadline Retail	$9,704,157

	Capital Markets — 5.7%
117,828	Euronext NV (144A)	$ 9,797,806
402,495	UBS Group AG	11,337,505
	Total Capital Markets	$21,135,311

	Construction Materials — 3.8%
227,534	CRH Plc	$ 14,350,601
	Total Construction Materials	$14,350,601

	Consumer Staples Distribution & Retail — 4.0%
46,031(a)	Dino Polska S.A. (144A)	$ 5,136,464
21,796 +#	Magnit PJSC	77,361
265,700	Seven & i Holdings Co., Ltd.	9,861,487
	Total Consumer Staples Distribution & Retail	$15,075,312

The accompanying notes are an integral part of these financial statements.
16Pioneer International Equity Fund | Annual Report | 11/30/23

Shares		Value
	Containers & Packaging — 1.0%
97,222	Smurfit Kappa Group Plc	$ 3,692,658
	Total Containers & Packaging	$3,692,658

	Diversified Telecommunication Services — 2.5%
382,051	Deutsche Telekom AG	$ 9,141,750
	Total Diversified Telecommunication Services	$9,141,750

	Electrical Equipment — 3.7%
709,600	Mitsubishi Electric Corp.	$ 9,739,055
22,470	Schneider Electric SE	4,138,977
	Total Electrical Equipment	$13,878,032

	Food Products — 2.9%
360,979	Associated British Foods Plc	$ 10,845,956
	Total Food Products	$10,845,956

	Health Care Equipment & Supplies — 5.0%
60,300	Hoya Corp.	$ 6,801,230
538,600	Olympus Corp.	7,963,721
309,934	Smith & Nephew Plc	4,016,802
	Total Health Care Equipment & Supplies	$18,781,753

	Household Durables — 6.0%
640,369	Ariston Holding NV	$ 3,957,044
334,600	Panasonic Holdings Corp.	3,451,959
429,404	Persimmon Plc	6,805,230
95,100	Sony Group Corp.	8,196,281
	Total Household Durables	$22,410,514

	Household Products — 2.2%
120,627	Reckitt Benckiser Group Plc	$ 8,237,111
	Total Household Products	$8,237,111

	Independent Power and Renewable Electricity Producers — 2.5%
221,869	RWE AG	$ 9,505,575
	Total Independent Power and Renewable Electricity Producers	$9,505,575

	Industrial Conglomerates — 1.1%
24,016	Siemens AG	$ 4,025,500
	Total Industrial Conglomerates	$4,025,500

	Insurance — 0.5%
143,288	Hiscox, Ltd.	$ 1,842,431
	Total Insurance	$1,842,431

The accompanying notes are an integral part of these financial statements.
Pioneer International Equity Fund | Annual Report | 11/30/2317

Schedule of Investments  |  11/30/23 (continued)
Shares		Value
	Life Sciences Tools & Services — 1.3%
12,254	Lonza Group AG	$ 4,744,574
	Total Life Sciences Tools & Services	$4,744,574

	Metals & Mining — 3.7%
448,500	Barrick Gold Corp.	$ 7,879,612
156,316	Teck Resources, Ltd., Class B	5,885,298
	Total Metals & Mining	$13,764,910

	Oil, Gas & Consumable Fuels — 6.8%
451,923	BP Plc	$ 2,737,056
610,900	Inpex Corp.	8,291,610
396,947 +#	Rosneft Oil Co. PJSC	129,452
215,571	Shell Plc (A.D.R.)	14,184,572
	Total Oil, Gas & Consumable Fuels	$25,342,690

	Pharmaceuticals — 6.2%
51,084	Merck KGaA	$ 8,908,523
110,075	Pfizer, Inc.	3,353,985
118,601	Sanofi S.A.	11,047,717
	Total Pharmaceuticals	$23,310,225

	Professional Services — 3.1%
301,217	RELX Plc	$ 11,587,140
	Total Professional Services	$11,587,140

	Semiconductors & Semiconductor Equipment — 5.1%
72,516(a)	Advanced Micro Devices, Inc.	$ 8,786,038
70,983	Infineon Technologies AG	2,748,191
410,000	Taiwan Semiconductor Manufacturing Co., Ltd.	7,542,471
	Total Semiconductors & Semiconductor Equipment	$19,076,700

	Technology Hardware, Storage & Peripherals — 2.6%
170,698	Samsung Electronics Co., Ltd.	$ 9,613,672
	Total Technology Hardware, Storage & Peripherals	$9,613,672

	Textiles, Apparel & Luxury Goods — 1.4%
7,092	LVMH Moet Hennessy Louis Vuitton SE	$ 5,263,271
	Total Textiles, Apparel & Luxury Goods	$5,263,271

	Trading Companies & Distributors — 2.0%
111,933(a)	AerCap Holdings NV	$ 7,636,069
	Total Trading Companies & Distributors	$7,636,069

	Total Common Stocks (Cost $335,305,898)	$359,658,121

The accompanying notes are an integral part of these financial statements.
18Pioneer International Equity Fund | Annual Report | 11/30/23

Shares		Value

	SHORT TERM INVESTMENTS — 3.3% of Net Assets
	Open-End Fund — 3.3%
12,395,926(b)	Dreyfus Government Cash Management, Institutional Shares, 5.24%	$ 12,395,926
		$ 12,395,926

	TOTAL SHORT TERM INVESTMENTS (Cost $12,395,926)	$12,395,926

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.6% (Cost $347,701,824)	$ 372,054,047
	OTHER ASSETS AND LIABILITIES — 0.4%	$ 1,440,320
	net assets — 100.0%	$373,494,367

(A.D.R.)	American Depositary Receipts.
(C.V.A.)	Certificaaten van aandelen (Share Certificates).
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At November 30, 2023, the value of these securities amounted to $24,966,765, or 6.7% of net assets.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at November 30, 2023.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Magnit PJSC	7/23/2020	$1,482,582	$ 77,361
Rosneft Oil Co. PJSC	6/23/2021	3,131,033	129,452
Total Restricted Securities			$206,813
% of Net assets			0.1%
The accompanying notes are an integral part of these financial statements.
Pioneer International Equity Fund | Annual Report | 11/30/2319

Schedule of Investments  |  11/30/23 (continued)
Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:
Japan	21.9%
United Kingdom	16.2%
Germany	11.8%
Ireland	7.1%
South Korea	6.0%
France	5.7%
Netherlands	5.5%
Italy	5.3%
Switzerland	4.5%
Canada	3.8%
United States	3.4%
China	2.7%
Taiwan	2.1%
Mexico	2.0%
Poland	1.4%
Other (individually less than 1%)	0.6%
100.0%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized (Depreciation)
USD	5,391,884	CNY	38,800,000	Goldman Sachs & Co.	2/21/24	$(93,177)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (93,177)
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
CNY	— China Yuan Renminbi
USD	— United States Dollar
Purchases and sales of securities (excluding short-term investments) for the year ended November 30, 2023, aggregated $303,562,961 and $79,832,447, respectively.
At November 30, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $350,070,039 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 45,928,427
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(24,037,596)
Net unrealized appreciation	$ 21,890,831
The accompanying notes are an integral part of these financial statements.
20Pioneer International Equity Fund | Annual Report | 11/30/23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$ 7,051,939	$ 48,237,202	$ —	$ 55,289,141
Biotechnology	1,474,822	—	—	1,474,822
Consumer Staples Distribution & Retail	—	14,997,951	77,361	15,075,312
Metals & Mining	13,764,910	—	—	13,764,910
Oil, Gas & Consumable Fuels	14,184,572	11,028,666	129,452	25,342,690
Pharmaceuticals	3,353,985	19,956,240	—	23,310,225
Semiconductors & Semiconductor Equipment	8,786,038	10,290,662	—	19,076,700
Trading Companies & Distributors	7,636,069	—	—	7,636,069
All Other Common Stocks	—	198,688,252	—	198,688,252
Open-End Fund	12,395,926	—	—	12,395,926
Total Investments in Securities	$ 68,648,261	$ 303,198,973	$ 206,813	$ 372,054,047
Other Financial Instruments
Net unrealized depreciation on forward foreign currency exchange contracts	$ —	$ (93,177)	$ —	$ (93,177)
Total Other Financial Instruments	$ —	$ (93,177)	$ —	$ (93,177)
During the year ended November 30, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer International Equity Fund | Annual Report | 11/30/2321

Statement of Assets and Liabilities  |  11/30/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $347,701,824)	$372,054,047
Foreign currencies, at value (cost $290,401)	289,230
Receivables —
Fund shares sold	1,660,960
Dividends	1,326,110
Interest	64,968
Due from the Adviser	5,644
Other assets	38,056
Total assets	$ 375,439,015
LIABILITIES:
Payables —
Investment securities purchased	$ 532,130
Fund shares repurchased	1,064,495
Trustees' fees	1,552
Professional fees	51,694
Transfer agent fees	41,218
Registration fees	45,993
Shareholder fees	22,997
Unrealized depreciation on forward foreign currency exchange contracts	93,177
Management fees	19,887
Administrative expenses	8,772
Distribution fees	1,889
Accrued expenses	60,844
Total liabilities	$ 1,944,648
NET ASSETS:
Paid-in capital	$348,061,137
Distributable earnings	25,433,230
Net assets	$373,494,367
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $74,711,058/3,157,104 shares)	$ 23.66
Class C (based on $4,329,875/220,364 shares)	$ 19.65
Class K (based on $49,446,403/2,083,066 shares)	$ 23.74
Class Y (based on $245,007,031/10,316,572 shares)	$ 23.75
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $23.66 net asset value per share/100%-5.75% maximum sales charge)	$ 25.10
The accompanying notes are an integral part of these financial statements.
22Pioneer International Equity Fund | Annual Report | 11/30/23

Statement of Operations FOR THE YEAR ENDED 11/30/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $661,561)	$ 5,791,115
Interest from unaffiliated issuers	134,915
Total Investment Income		$ 5,926,030
EXPENSES:
Management fees	$ 1,428,836
Administrative expenses	99,475
Transfer agent fees
Class A	73,266
Class C	5,743
Class K	12
Class Y	85,783
Distribution fees
Class A	180,621
Class C	40,529
Shareholder communications expense	41,745
Custodian fees	19,316
Registration fees	106,452
Professional fees	216,753
Printing expense	37,198
Officers' and Trustees' fees	9,523
Insurance expense	5,925
Miscellaneous	50,790
Total expenses		$ 2,401,967
Less fees waived and expenses reimbursed by the Adviser		(529,177)
Net expenses		$ 1,872,790
Net investment income		$ 4,053,240
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 843,486
Other assets and liabilities denominated in foreign currencies	(94,440)	$ 749,046
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$15,710,178
Forward foreign currency exchange contracts	(93,177)
Other assets and liabilities denominated in foreign currencies	14,153	$15,631,154
Net realized and unrealized gain (loss) on investments		$ 16,380,200
Net increase in net assets resulting from operations		$ 20,433,440
The accompanying notes are an integral part of these financial statements.
Pioneer International Equity Fund | Annual Report | 11/30/2323

Statements of Changes in Net Assets
	Year Ended 11/30/23	Year Ended 11/30/22
FROM OPERATIONS:
Net investment income (loss)	$ 4,053,240	$ 2,654,622
Net realized gain (loss) on investments	749,046	2,269,546
Change in net unrealized appreciation (depreciation) on investments	15,631,154	(16,359,986)
Net increase (decrease) in net assets resulting from operations	$ 20,433,440	$ (11,435,818)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.59 and $0.95 per share, respectively)	$ (1,846,869)	$ (2,925,682)
Class C ($0.47 and $0.78 per share, respectively)	(100,334)	(170,107)
Class K ($0.68 and $0.38 per share, respectively)	(1,085,583)	(529,153)
Class Y ($0.68 and $1.07 per share, respectively)	(2,265,809)	(2,279,881)
Total distributions to shareholders	$ (5,298,595)	$ (5,904,823)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$286,159,335	$ 78,174,192
Reinvestment of distributions	5,209,322	5,782,549
Cost of shares repurchased	(58,428,307)	(89,054,424)
Net increase (decrease) in net assets resulting from Fund share transactions	$232,940,350	$ (5,097,683)
Net increase (decrease) in net assets	$ 248,075,195	$ (22,438,324)
NET ASSETS:
Beginning of year	$125,419,172	$147,857,496
End of year	$373,494,367	$125,419,172
The accompanying notes are an integral part of these financial statements.
24Pioneer International Equity Fund | Annual Report | 11/30/23

	Year Ended 11/30/23 Shares	Year Ended 11/30/23 Amount	Year Ended 11/30/22 Shares	Year Ended 11/30/22 Amount
Class A
Shares sold	390,689	$ 9,082,250	168,342	$ 3,713,190
Reinvestment of distributions	83,010	1,791,089	121,850	2,843,257
Less shares repurchased	(391,756)	(9,061,002)	(343,657)	(7,678,003)
Net increase (decrease)	81,943	$ 1,812,337	(53,465)	$ (1,121,556)
Class C
Shares sold	85,457	$ 1,635,436	33,940	$ 634,391
Reinvestment of distributions	5,516	100,334	8,812	170,107
Less shares repurchased	(84,003)	(1,616,754)	(51,441)	(946,461)
Net increase (decrease)	6,970	$ 119,016	(8,689)	$ (141,963)
Class K
Shares sold	929,466	$ 21,617,205	1,840,605	$ 41,572,443
Reinvestment of distributions	50,107	1,085,583	25,294	529,153
Less shares repurchased	(325,763)	(7,719,488)	(436,643)	(8,665,821)
Net increase	653,810	$ 14,983,300	1,429,256	$ 33,435,775
Class Y
Shares sold	10,898,211	$253,824,444	1,470,996	$ 32,254,168
Reinvestment of distributions	97,429	2,232,316	91,778	2,240,032
Less shares repurchased	(1,732,690)	(40,031,063)	(3,220,242)	(71,764,139)
Net increase (decrease)	9,262,950	$216,025,697	(1,657,468)	$(37,269,939)
The accompanying notes are an integral part of these financial statements.
Pioneer International Equity Fund | Annual Report | 11/30/2325

Financial Highlights
	Year Ended 11/30/23	Year Ended 11/30/22	Year Ended 11/30/21	Year Ended 11/30/20	Year Ended 11/30/19
Class A
Net asset value, beginning of period	$ 21.83	$ 24.49	$ 24.00	$ 22.38	$ 20.97
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.41	$ 0.40	$ 0.54	$ 0.19	$ 0.35
Net realized and unrealized gain (loss) on investments	2.01	(2.11)	2.77	1.85	1.63
Net increase (decrease) from investment operations	$ 2.42	$ (1.71)	$ 3.31	$ 2.04	$ 1.98
Distributions to shareholders:
Net investment income	$ (0.43)	$ (0.57)	$ (0.05)	$ (0.42)	$ (0.50)
Net realized gain	(0.16)	(0.38)	(2.77)	—	(0.07)
Total distributions	$ (0.59)	$ (0.95)	$ (2.82)	$ (0.42)	$ (0.57)
Net increase (decrease) in net asset value	$ 1.83	$ (2.66)	$ 0.49	$ 1.62	$ 1.41
Net asset value, end of period	$ 23.66	$ 21.83	$ 24.49	$ 24.00	$ 22.38
Total return (b)	11.40%	(7.20)%(c)	13.66%	9.23%	9.85%
Ratio of net expenses to average net assets	1.10%	1.13%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	1.79%	1.81%	1.96%	0.92%	1.68%
Portfolio turnover rate	38%	51%	62%	66%	28%
Net assets, end of period (in thousands)	$74,711	$67,134	$76,634	$71,855	$72,979
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.30%	1.34%	1.40%	1.51%	1.50%
Net investment income (loss) to average net assets	1.59%	1.60%	1.71%	0.56%	1.33%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	The class action lawsuit did not have an impact on the total return.
The accompanying notes are an integral part of these financial statements.
26Pioneer International Equity Fund | Annual Report | 11/30/23

	Year Ended 11/30/23	Year Ended 11/30/22	Year Ended 11/30/21	Year Ended 11/30/20	Year Ended 11/30/19
Class C
Net asset value, beginning of period	$18.24	$20.61	$20.70	$19.35	$18.09
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.20	$ 0.28	$ 0.02	$ 0.16
Net realized and unrealized gain (loss) on investments	1.69	(1.79)	2.40	1.58	1.41
Net increase (decrease) from investment operations	$ 1.88	$ (1.59)	$ 2.68	$ 1.60	$ 1.57
Distributions to shareholders:
Net investment income	$ (0.31)	$ (0.40)	$ —	$ (0.25)	$ (0.24)
Net realized gain	(0.16)	(0.38)	(2.77)	—	(0.07)
Total distributions	$ (0.47)	$ (0.78)	$ (2.77)	$ (0.25)	$ (0.31)
Net increase (decrease) in net asset value	$ 1.41	$ (2.37)	$ (0.09)	$ 1.35	$ 1.26
Net asset value, end of period	$19.65	$18.24	$20.61	$20.70	$19.35
Total return (b)	10.53%	(7.87)%(c)	12.79%	8.32%	8.93%
Ratio of net expenses to average net assets	1.90%	1.85%	1.94%	1.97%	1.99%
Ratio of net investment income (loss) to average net assets	1.00%	1.09%	1.18%	0.10%	0.87%
Portfolio turnover rate	38%	51%	62%	66%	28%
Net assets, end of period (in thousands)	$4,330	$3,892	$4,578	$5,188	$5,614
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.10%	2.07%	2.15%	2.22%	2.21%
Net investment income (loss) to average net assets	0.80%	0.87%	0.97%	(0.15)%	0.65%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	The class action lawsuit did not have an impact on the total return.
The accompanying notes are an integral part of these financial statements.
Pioneer International Equity Fund | Annual Report | 11/30/2327

Financial Highlights  (continued)
	Year Ended 11/30/23	6/6/22* to 11/30/22
Class K
Net asset value, beginning of period	$ 21.90	$ 22.62
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.50	$ 0.15
Net realized and unrealized gain (loss) on investments	2.02	(0.49)
Net increase (decrease) from investment operations	$ 2.52	$ (0.34)
Distributions to shareholders:
Net investment income	$ (0.52)	$ —
Net realized gain	(0.16)	(0.38)
Total distributions	$ (0.68)	$ (0.38)
Net increase (decrease) in net asset value	$ 1.84	$ (0.72)
Net asset value, end of period	$ 23.74	$ 21.90
Total return (b)	11.89%	(1.44)%(c)(d)
Ratio of net expenses to average net assets	0.69%	0.70%(e)
Ratio of net investment income (loss) to average net assets	2.14%	1.51%(e)
Portfolio turnover rate	38%	51%(d)
Net assets, end of period (in thousands)	$49,446	$31,305
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.90%	0.99%(e)
Net investment income (loss) to average net assets	1.93%	1.22%(e)
*	Class K commenced operations on June 6, 2022.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	The class action lawsuit did not have an impact on the total return.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
28Pioneer International Equity Fund | Annual Report | 11/30/23

	Year Ended 11/30/23	Year Ended 11/30/22	Year Ended 11/30/21	Year Ended 11/30/20	Year Ended 11/30/19
Class Y
Net asset value, beginning of period	$ 21.91	$ 24.58	$ 24.06	$ 22.44	$ 21.03
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.42	$ 0.60	$ 0.66	$ 0.29	$ 0.44
Net realized and unrealized gain (loss) on investments	2.10	(2.20)	2.77	1.85	1.63
Net increase (decrease) from investment operations	$ 2.52	$ (1.60)	$ 3.43	$ 2.14	$ 2.07
Distributions to shareholders:
Net investment income	$ (0.52)	$ (0.69)	$ (0.14)	$ (0.52)	$ (0.59)
Net realized gain	(0.16)	(0.38)	(2.77)	—	(0.07)
Total distributions	$ (0.68)	$ (1.07)	$ (2.91)	$ (0.52)	$ (0.66)
Net increase (decrease) in net asset value	$ 1.84	$ (2.67)	$ 0.52	$ 1.62	$ 1.41
Net asset value, end of period	$ 23.75	$ 21.91	$ 24.58	$ 24.06	$ 22.44
Total return (b)	11.89%	(6.78)%(c)	14.19%	9.69%	10.37%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.79%	2.59%	2.40%	1.39%	2.14%
Portfolio turnover rate	38%	51%	62%	66%	28%
Net assets, end of period (in thousands)	$245,007	$23,087	$66,646	$60,447	$55,156
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.99%	0.95%	0.92%	0.96%	0.93%
Net investment income (loss) to average net assets	1.50%	2.34%	2.18%	1.13%	1.91%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2022, the total return would have been (6.83)%.
The accompanying notes are an integral part of these financial statements.
Pioneer International Equity Fund | Annual Report | 11/30/2329

Notes to Financial Statements  |  11/30/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer International Equity Fund (the “Fund”) is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares commenced operations on June 6, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020
30Pioneer International Equity Fund | Annual Report | 11/30/23

through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
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The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Adviser uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. These recommendations are applied in accordance with the Adviser's (the valuation designee's) procedures.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading
32Pioneer International Equity Fund | Annual Report | 11/30/23

halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of November 30, 2023, the Fund did not accrue any
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interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At November 30, 2023, the Fund deferred $37,228 of short-term Post-October losses, which will be recognized by the Fund as occurring at the start of the next fiscal year ending November 30, 2024.
The tax character of distributions paid during the years ended November 30, 2023 and November 30, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$2,740,407	$3,763,352
Long-term capital gains	2,558,188	2,141,471
Total	$5,298,595	$5,904,823
The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 3,579,627
Net unrealized appreciation	21,890,831
Qualified late year loss deferral	(37,228)
Total	$25,433,230
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, and mark-to-market of foreign currency contracts and passive foreign investment companies.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $7,101 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2023.
34Pioneer International Equity Fund | Annual Report | 11/30/23

F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian
Pioneer International Equity Fund | Annual Report | 11/30/2335

securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world
36Pioneer International Equity Fund | Annual Report | 11/30/23

that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom withdrew from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
To the extent that the Fund invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, including but not limited to issuers organized or located in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro, the Fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian
Pioneer International Equity Fund | Annual Report | 11/30/2337

countries. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, an unstable financial sector, substantial government deficits, and natural and environmental disasters. To the extent the Fund invests from time to time in issuers organized or located in China, the Fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in China. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments, which may limit the securities in which the Fund may invest, and require the Fund to sell certain investments.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
38Pioneer International Equity Fund | Annual Report | 11/30/23

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at November 30, 2023 are listed in the Schedule of Investments.
I.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the year ended November 30, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended November 30, 2023 was $0 and $2,177,493 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at November 30, 2023 are listed in the Schedule of Investments.
Pioneer International Equity Fund | Annual Report | 11/30/2339

2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the year ended November 30, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund’s average daily net assets.
The Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.15%, 2.15%, 0.70% and 0.70%, of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations are in effect through April 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended November 30, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $19,887 in management fees payable to the Adviser at November 30, 2023.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended November 30, 2023, the Fund paid $9,523 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At November 30, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $1,552 and a payable for administrative expenses of $8,772, which includes the payable for Officers' compensation.
40Pioneer International Equity Fund | Annual Report | 11/30/23

4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended November 30, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$38,653
Class C	2,612
Class K	11
Class Y	469
Total	$41,745
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $1,889 in distribution fees payable to the Distributor at November 30, 2023.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended November 30, 2023, CDSCs in the amount of $264 were paid to the Distributor.
Pioneer International Equity Fund | Annual Report | 11/30/2341

6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit facility. For the year ended November 30, 2023, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA
42Pioneer International Equity Fund | Annual Report | 11/30/23

Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following chart shows gross liabilities of the Fund as of November 30, 2023.
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Goldman Sachs & Co.	$ (93,177)	$ —	$ —	$ —	$ (93,177)
Total	$(93,177)	$—	$—	$—	$(93,177)
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount payable to the counterparty in the event of default.
8.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Pioneer International Equity Fund | Annual Report | 11/30/2343

Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at November 30, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$ —	$ —	$93,177	$ —	$ —
Total Value	$—	$—	$93,177	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at November 30, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$ —	$ —	$ (93,177)	$ —	$ —
Total Value	$—	$—	$(93,177)	$—	$—
44Pioneer International Equity Fund | Annual Report | 11/30/23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust VIII and the Shareholders of Pioneer International Equity Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer International Equity Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust VIII (the “Trust”)), including the schedule of investments, as of November 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust VIII) at November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer International Equity Fund | Annual Report | 11/30/2345

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
January 29, 2024
46Pioneer International Equity Fund | Annual Report | 11/30/23

Additional Information (unaudited)
For the year ended November 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.
The Fund designated $2,558,188 as long-term capital gains distributions during the year ended November 30, 2023. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 5.38%.
For the fiscal year ended November 30, 2023, the Fund elected to pass through foreign tax credits of $659,986 and recognized foreign source income of $5,936,573.
Pioneer International Equity Fund | Annual Report | 11/30/2347

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer International Equity Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process.  Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023.  In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund.  In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale.  The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts.  The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
48Pioneer International Equity Fund | Annual Report | 11/30/23

management agreement for another year.  In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below.  The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund.  The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process.  The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process.  The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund.  They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel.  The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.  The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs.  The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
Pioneer International Equity Fund | Annual Report | 11/30/2349

comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index.  They also discuss the Fund’s performance with Amundi US on a regular basis.  The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles.  Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period.  The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.  The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.  The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.  The Trustees considered an increase to the expense limit for each of the Fund’s Class K shares and Class Y shares that would be effective April 1, 2024.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts.  The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in
50Pioneer International Equity Fund | Annual Report | 11/30/23

management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts.  The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.  The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund.  The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses.  The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders.  The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund.  The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to
Pioneer International Equity Fund | Annual Report | 11/30/2351

reductions in expenses.  The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund.  The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates.  The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business.  To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds).  The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally.  The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US.  The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager.  The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
52Pioneer International Equity Fund | Annual Report | 11/30/23

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
Pioneer International Equity Fund | Annual Report | 11/30/23 53

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
54Pioneer International Equity Fund | Annual Report | 11/30/23

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 47 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer International Equity Fund | Annual Report | 11/30/2355

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (73) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc.
(investor communications and securities
processing provider for financial services industry)
(2009 – present); Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New Jersey State
Civil Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
56Pioneer International Equity Fund | Annual Report | 11/30/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
Pioneer International Equity Fund | Annual Report | 11/30/2357

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 1992. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
58Pioneer International Equity Fund | Annual Report | 11/30/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Pioneer International Equity Fund | Annual Report | 11/30/2359

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)**,*** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
*** Mr. Taubes retired as a Trustee, effective January 1, 2024.
60Pioneer International Equity Fund | Annual Report | 11/30/23

Fund Officers
Name, Age and Position Held With the Fund****	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officers During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (61) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (47) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Pioneer International Equity Fund | Annual Report | 11/30/2361

Fund Officers (continued)
Name, Age and Position Held With the Fund****	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officers During At Least The Past Five Years
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (53) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
**** Marco Pirondini was appointed to serve as an Executive Vice President of the Fund, effective January 1, 2024.
62Pioneer International Equity Fund | Annual Report | 11/30/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 19448-17-0124

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $28,509 payable to Ernst & Young LLP for the year ended November 30, 2023 and $$27,413 for the year ended November 30, 2022.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Fund were $1,102 payable to Ernst & Young LLP for the year ended November 30, 2023 and $233 for the year ended November 30, 2022.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $9,155 and $13,403 during the fiscal years ended November 30, 2023 and 2022, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2023 or 2022.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II—POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance
• SEC consultation, registration statements, and reporting
• Tax accrual related matters
• Implementation of new accounting standards
• Compliance letters (e.g. rating agency letters)
• Regulatory reviews and assistance regarding financial matters
• Semi-annual reviews (if requested)
• Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended November 30, 2023 and 2022, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $9,155 and $13,403 during the fiscal years ended November 30, 2023 and 2022, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VIII

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date February 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date February 5, 2024

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date February 5, 2024

*	Print the name and title of each signing officer under his or her signature.